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                                                                    EXHIBIT 10.6

                                    SCHEDULE

                                     to the

                              ISDA MASTER AGREEMENT

     This is the Schedule to that certain ISDA Master Agreement dated as of May 5, 2006, between Wells Fargo Bank, National Association ("Party A") and Lindsay Manufacturing Co., a Delaware corporation ("Party B").

                                     PART 1

                             TERMINATION PROVISIONS

In this Agreement:

     (A) "Specified Entity" means "Affiliates" in relation to Party B, and "not applicable" in relation to Party A.

     (B) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement. In addition, Specified Transaction shall also include any agreements or obligations between Party A and Party B, including, without limitation, any loan, lines of credit, credit agreement, reimbursement agreement, security agreement or other similar agreement.

     (C) The "Cross-Default" provisions of Section 5(a)(vi) of this Agreement will apply to Party A and to Party B.

     "Specified Indebtedness" will have the meaning specified in Section 14; and shall include, with respect to Party B, any indebtedness or obligation owing by Party B to Party A (including, without limitation, any obligations owed by Party B to Party A arising under any account agreement, loan, line of credit, credit agreement, reimbursement agreement, security agreement or other similar agreement); provided, however, with respect to Party A such term shall not include deposits and obligations in respect of deposits received in the ordinary course of Party A's banking business.

     "Threshold Amount" means with respect to Party A, an amount equal to 3% of the Shareholders Equity (as hereinafter defined) of Party A and with respect to Party B, $5,000,000.00; provided that with respect to obligations owed by Party B to Party A and its Affiliates the Threshold Amount shall mean $0.

     "Shareholders' Equity" means, with respect to Party A, at any time, the sum (as shown in its most recent annual audited financial statements) of (i) its capital stock (including preferred stock outstanding, taken at par value), (ii) its capital surplus and (iii) its retained earnings, minus


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(iv) treasury stock, each to be determined in accordance with generally accepted accounting principles.

     (D) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of this Agreement will apply to Party A and to Party B.

     (E) The "Automatic Early Termination" provision of Section 6(a) of this Agreement will not apply to Party A or to Party B.

     (F) Payments on Early Termination. For the purpose of Section 6(e) of this
Agreement: (i) Loss will apply, and (ii) Second Method will apply.

     (G) "Termination Currency" means United States Dollars.

     (H) Additional Termination Event will apply. Each of the following shall constitute an Additional Termination Event:

          (i) Key Agreements. Any promissory note, loan agreement, credit agreement reimbursement agreement or other document or instrument evidencing a credit extension from Party A to Party B is terminated, cancelled, voided, breached or amended in any manner which would affect Party's B ability to perform its obligations under this Agreement, determined by Party A in its sole discretion. Upon the occurrence of such event, Party B shall be deemed to be the sole Affected Party and all Transactions shall be deemed to be Affected Transactions.

                                     PART 2

                               TAX REPRESENTATIONS

     (A) Payer Representations. For the purpose of Section 3(e) of this Agreement, each party makes the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause


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     (ii) and the other party does not deliver a form or document under Section
     4(a)(iii) by reason of material prejudice to its legal or commercial position.

     (B) Payee Representations.

          (i) For the purpose of Section 3(f) of this Agreement, Party A represents that it is a national banking association organized under the laws of the United States.

          (ii) For the purpose of Section 3(f) of this Agreement, Party B represents that it is a corporation established under the laws of the State of Delaware.

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

     For the purposes of Section 4(a)(i) and (ii) of this Agreement, the parties agrees that the following documents will be delivered:

                                                                                                   COVERED BY
PARTY REQUIRED TO                                                       DATE BY WHICH              SECTION 3(D)
DELIVER DOCUMENT             FORM/DOCUMENT/CERTIFICATE                 TO BE DELIVERED           REPRESENTATION
---------------------   ------------------------------------   -------------------------------   --------------
Party B and any         Satisfactory evidence of its           Upon execution of this                 Yes
Credit Support          capacity and ability to enter into     Agreement and upon request
Provider of Party B     this Agreement and any Transaction
                        hereunder

Party B and any         Certified evidence of the authority,   Upon execution of this                 Yes
Credit Support          incumbency and specimen signature of   Agreement and upon request
Provider of Party B     each person executing any document
                        on its behalf in connection with
                        this Agreement

Party A                 Party A Designation of Authority and   Upon the reasonable request of         Yes
                        related extract from Party A's         Party B in connection with the
                        By-Laws, certified by the Secretary    execution of this Agreement
                        or an Assistant Secretary,
                        authorizing the execution, delivery
                        and performance of derivative
                        instruments of any kind


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

                                                                                                   COVERED BY
PARTY REQUIRED TO                                                       DATE BY WHICH              SECTION 3(D)
DELIVER DOCUMENT             FORM/DOCUMENT/CERTIFICATE                 TO BE DELIVERED           REPRESENTATION
---------------------   ------------------------------------   -------------------------------   --------------
Party B                 Duly executed and completed U.S.       Upon execution of this                 Yes
                        Internal Revenue Service Form W-9      Agreement, promptly upon
                        (or successor thereto).                reasonable demand by Party A
                                                               and promptly upon learning that
                                                               any such form previously
                                                               provided by Party B has become
                                                               obsolete or incorrect

                                     PART 4

                                  MISCELLANEOUS

     (A) Addresses for Notices. For the purpose of Section 12(a) of this
Agreement:

          Address for notices or communications to Party B:

          Address: Lindsay Manufacturing Co.
                   2707 N. 108th Street, Suite 102
                   Omaha, NE 68154
                   Facsimile: 402 829 6836
                   Attention: Dave Downing

          Address for all notices or communications to Party A:

          Address: Wells Fargo Bank, National Association
                   417 Montgomery Street, Suite 500
                   MAC A0108-050
                   San Francisco, California 94104
                   Facsimile: 415 646 9166
                   Attention: Derivatives Documentation Manager

          Additional Address for notices or communications for operational purposes (payments and settlements):


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

          Address: Wells Fargo Bank, National Association
                   417 Montgomery Street, Suite 500
                   MAC A0108-050
                   San Francisco, California 94104
                   Facsimile No.: (415) 646-9208
                   Attention: Back Office Operations - Settlements

     (B) Process Agent. For the purpose of Section 13(c) of this Agreement, neither Party A nor Party B will appoint a Process Agent.

     (C) Offices. The provisions of Section 10(a) will apply to this Agreement.

     (D) Multibranch Party. For the purpose of Section 10(c) of this Agreement:

          Party A is not a Multibranch Party.

          Party B is not a Multibranch Party.

     (E) Calculation Agent. The Calculation Agent is Party A.

     (F) Credit Support Document.

          Credit Support Document means, in relation to Party A: None.

          Credit Support Document means, in relation to Party B: None.

     (G) Credit Support Provider.

          Credit Support Provider means in relation to Party A: None.

          Credit Support Provider means in relation to Party B:  None.

     (H) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

     (I) Netting of Payments. Section 2(c) of this Agreement will apply to each Transaction.

     (J) "Affiliate" will have the meaning specified in Section 14 of this Agreement; provided, however, that Party A shall not have any Affiliates for purposes of this Agreement.

                                     PART 5

                                OTHER PROVISIONS


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     (A) Confirmations. Notwithstanding anything to the contrary in this
Agreement:

          (i) The parties hereto agree that with respect to each Transaction hereunder a legally binding agreement shall exist from the moment that the parties hereto agree on the essential terms of such Transaction, which the parties anticipate will occur by telephone.

          (ii) For each Transaction Party A and Party B agree to enter into hereunder, Party A shall promptly send to Party B a Confirmation setting forth the terms of such Transaction. Party B shall execute and return the Confirmation to Party A or request correction of any error within three Business Days of receipt. Failure of Party B to respond within such period shall not affect the validity or enforceability of such Transaction and shall be deemed to be an affirmation of such terms.

     (B) Definitions. For each Transaction (unless otherwise specified in a Confirmation) all provisions of the 2000 ISDA Definitions (as published by the International Swaps & Derivatives Association, Inc.), including the Annex to the 2000 ISDA Definitions and any supplements thereto, are hereby incorporated by this reference into this Agreement and shall form a part hereof as if set forth in full herein.

     (C) Additional Representations. Section 3 of this Agreement is hereby amended by adding at the end thereof the following subsections (g) through (l):

     "(g) ELIGIBLE CONTRACT PARTICIPANT. It is either an "eligible contract participant" as that term is defined in Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a(12)) and was not formed solely for the purposes of constituting an "eligible contract participant, or if it is not an eligible contract participant, this Agreement (including each Transaction) is undertaken in conjunction with its line of business (including financial intermediation services) or the financing of its business."

     "(h) NO AGENCY. It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise)."

     "(i) CREDITWORTHINESS. The economic terms of this Agreement, and any Credit Support Documents to which it is a party, and each Transaction have been individually tailored and negotiated by it, and the creditworthiness of the other party was a material consideration in its entering into or determining the terms of this Agreement, such Credit Support document, and such Transaction."

     "(j) INDIVIDUAL NEGOTIATION. This Agreement (including each Transaction) has been subject to individual negotiation by the parties, including individualized creditworthiness determinations."

     "(k) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms, conditions and risks of this Agreement and each


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     Transaction hereunder. It is also capable of assuming, and assumes, the risks of this Agreement and each Transaction hereunder."

     "(l) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction: it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into a Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee of the expected results of that Transaction."

     (D) Right of Setoff. Section 6 of this Agreement is amended by adding the following new Section 6(f):

     "(f) SET-OFF. Any amount (the "Early Termination Amount") payable to one party (the Payee) by the other party (the Payer) under Section 6(e), in circumstances where there is a Defaulting Party or one Affected Party, will, at the option of the party ("X") other than the Defaulting Party or the Affected Party (and without prior notice to the Defaulting Party or the Affected Party), be reduced by its set-off against any amount(s) (the "Other Agreement Amount") payable (whether at such time or in the future or upon the occurrence of a contingency) by the Payee to the Payer (irrespective of the currency, place of payment or booking office of the obligation) under any other agreement(s) issued or executed by one party to or in favour of, the other party (and the Other Agreement Amount will be discharged promptly and in all respects to the extent it is so set-off). X will give notice to the other party of any set-off effected under this
     Section 6(f).

     For this purpose, either the Early Termination Amount or the Other Agreement Amount (or the relevant portion of such amounts) may be converted by X into the currency in which the other is denominated at the rate of exchange at which such party would be able, acting in a reasonable manner and in good faith, to purchase the relevant amount of such currency.

     If an obligation is unascertained, X may in good faith estimate that obligation and set-off in respect of the estimate, subject to the relevant party accounting to the other when the obligation is ascertained.

     Nothing in this Section 6(f) shall be effective to create a charge or other security interest. This Section shall be without prejudice and in addition to any right of set-off, combination of accounts, lien or other right to which any party is at any time otherwise entitled (whether by operation of law, contract or otherwise)."


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     (E) Inconsistency Among Definitions or Provisions. In the event of any inconsistency between the definitions or provisions in any of the following documents, the relevant document first listed below shall govern: (i) a Confirmation (with respect only to definitions in such Confirmation; provided, however, that other provisions in a Confirmation will govern over inconsistent provisions in the following documents to the extent that such Confirmation explicitly states its intent to modify the following documents); (ii) the Schedule to the ISDA Master Agreement; (iii) the ISDA Master Agreement; and (v) the 2000 ISDA Definitions.

     (F) Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of the Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. The parties hereto shall endeavor in good faith negotiations to replace the prohibited or unenforceable provision with a valid provision, the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

     (G) WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY TRIAL OR LITIGATION ARISING OUT OF OR IN CONNECTION WITH ANY TRANSACTION OR THIS AGREEMENT.

     (H) RISK DISCLOSURE. PARTY B HEREBY ACKNOWLEDGES AND AGREES THAT IT HAS:
(X) READ THE RISK DISCLOSURE SET FORTH ON EXHIBIT A; (Y) UNDERSTANDS SUCH RISK DISCLOSURE; AND (Z) HAD AN ADEQUATE OPPORTUNITY TO DISCUSS ANY QUESTIONS OR COMMENTS THAT IT MAY HAVE HAD WITH RESPECT TO SUCH RISK DISCLOSURE PRIOR TO THE EXECUTION OF THIS AGREEMENT.

     (J) Consent to Recording. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties in connection with this Agreement or any potential Transaction, and (ii) agrees to obtain any necessary consents of and give notice of such recording to its personnel, and (iii) consents to the submission of any such tape recording in evidence in any Proceedings.

     IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

Party A                                 Party B


WELLS FARGO BANK, NATIONAL              LINDSAY MANUFACTURING CO.,
ASSOCIATION                             a Delaware corporation


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By: /s/ Martha Burke                    By: /s/ Richard W. Parod
    ---------------------------------       ------------------------------------
Name: Martha Burke                      Name: Richard W. Parod
Title: Authorized Signatory             Title: President & Chief Executive
                                               Officer

                                    EXHIBIT A

                                 RISK DISCLOSURE

AS IS COMMON WITH MANY OTHER FINANCIAL INSTRUMENTS AND TRANSACTIONS, FINANCIAL RISK MANAGEMENT PRODUCTS, IN ADDITION TO PROVIDING SIGNIFICANT BENEFITS, MAY IN CERTAIN CASES INVOLVE A VARIETY OF SIGNIFICANT RISKS.

BEFORE ENTERING INTO ANY FINANCIAL RISK MANAGEMENT TRANSACTION, YOU SHOULD CAREFULLY CONSIDER WHETHER THE TRANSACTION IS APPROPRIATE FOR YOU IN LIGHT OF YOUR OBJECTIVES, EXPERIENCE, FINANCIAL AND OPERATIONAL RESOURCES, AND OTHER RELEVANT CIRCUMSTANCES. YOU SHOULD ALSO ENSURE THAT YOU FULLY UNDERSTAND THE NATURE AND EXTENT OF YOUR EXPOSURE TO RISK OF LOSS, IF ANY, WHICH IN SOME CIRCUMSTANCES MAY SIGNIFICANTLY EXCEED THE AMOUNT OF ANY INITIAL PAYMENT MADE BY OR TO YOU.

FINANCIAL RISK MANAGEMENT PRODUCTS PERMIT PRECISE CUSTOMIZATION TO ACCOMPLISH PARTICULAR FINANCIAL AND RISK MANAGEMENT OBJECTIVES THAT MIGHT OTHERWISE BE UNACHIEVABLE. THE SPECIFIC RISKS PRESENTED BY A PARTICULAR TRANSACTION NECESSARILY DEPEND UPON THE TERMS OF THAT TRANSACTION AND YOUR CIRCUMSTANCES. COMMON TO ALL, HOWEVER, IS THEIR NATURE AS LEGALLY BINDING CONTRACTUAL COMMITMENTS, WHICH, ONCE AGREED TO, CANNOT BE ALTERED OTHER THAN BY TERMINATION OR MODIFICATION. YOU SHOULD UNDERSTAND THAT SUCH TERMINATION AND/OR MODIFICATION MAY, IN CERTAIN CIRCUMSTANCES, RESULT IN SIGNIFICANT LOSSES.

AS IN ANY FINANCIAL TRANSACTION, YOU SHOULD ENSURE THAT YOU UNDERSTAND THE REQUIREMENTS, IF ANY, APPLICABLE TO YOU THAT ARE ESTABLISHED BY YOUR REGULATORS OR BY YOUR BOARD OF DIRECTORS OR OTHER GOVERNING BODY. YOU SHOULD ALSO CONSIDER THE LEGAL, TAX, ACCOUNTING, AND ECONOMIC IMPLICATIONS OF ENTERING INTO ANY FINANCIAL RISK MANAGEMENT TRANSACTION, INDEPENDENTLY AND IF


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NECESSARY, THROUGH CONSULTATION WITH SUCH ADVISORS AS MAY BE APPROPRIATE TO
ASSIST YOU IN UNDERSTANDING THE RISKS INVOLVED.

IN ENTERING INTO ANY FINANCIAL RISK MANAGEMENT TRANSACTION WITH, OR ARRANGED BY, US, WELLS FARGO BANK, N.A. (THE "BANK"), YOU SHOULD ALSO UNDERSTAND THAT THE BANK IS ACTING SOLELY IN THE CAPACITY OF AN ARM'S LENGTH CONTRACTUAL COUNTER PARTY AND NOT IN THE CAPACITY OF YOUR FINANCIAL ADVISOR OR FIDUCIARY UNLESS THE BANK HAS SO AGREED IN WRITING AND THEN ONLY TO THE EXTENT SO PROVIDED.

THIS BRIEF STATEMENT DOES NOT PURPORT TO DISCLOSE ALL OF THE RISKS OR OTHER RELEVANT CONSIDERATIONS OF ENTERING INTO FINANCIAL RISK MANAGEMENT TRANSACTIONS.


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